EXHIBIT 10.6

                          SALE AND ASSIGNMENT AGREEMENT

                                     BETWEEN

                        FEDERATED PREMIUM FINANCE, INC.,
                                 AS ORIGINATOR,

                                       AND

                                    FPF, INC.

                         DATED AS OF SEPTEMBER __, 1997


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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
                                    ARTICLE I

             CERTAIN DEFINITIONS..........................................  2

                                   ARTICLE II

             PURCHASE, SALE AND CONTRIBUTION OF PREMIUM RECEIVABLES

Section 2.01. Purchase and Sale of Eligible Premium Receivables...........  2
Section 2.02. Additional Sales of Premium Receivables.....................  3
Section 2.03. The Acquisition Date Closings...............................  5
Section 2.04. Characterization of Assignment; Financing Statements........  5
Section 2.05. Ownership of Servicer Documents.............................  6
Section 2.06. Fees........................................................  6

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Originator............  6

                                   ARTICLE IV

                                   CONDITIONS

Section 4.01. Conditions to Obligation of FPF.............................  7
Section 4.02. Conditions to Obligation of the Originator..................  9

                                    ARTICLE V

                           COVENANTS OF THE ORIGINATOR

Section 5.01. Protection of Right, Title and Interest.....................  9
Section 5.02. Other Liens or Interests.................................... 10
Section 5.03. Principal Executive Office.................................. 10
Section 5.04. Costs and Expenses.......................................... 10
Section 5.05. Notice to Obligors; Notice to Insurance Companies........... 10
Section 5.06. Additional Sales of Premium Receivables..................... 11

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Section 5.07. No Impairment of Premium Receivables; Payments to Obligors.. 11
Section 5.08. INTENTIONALLY LEFT BLANK.................................... 11
Section 5.09. Activities of Originator.................................... 12
Section 5.10. Agreement Not to Institute Bankruptcy Proceedings........... 12
Section 5.11. Additional Affirmative Covenants............................ 12

                                   ARTICLE VI

             PROVIDING OF NOTICE.......................................... 14

                                   ARTICLE VII

             INDEMNIFICATION.............................................. 14

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01. Obligations of Originator................................... 15
Section 8.02. Reacquisition Events........................................ 15
Section 8.03. FPF's Assignment of Reacquired Premium Receivables.......... 16
Section 8.04. Assignment to Trustee; Further Cooperation.................. 16
Section 8.05. Amendment................................................... 17
Section 8.06. Waivers..................................................... 17
Section 8.07. Notices..................................................... 17
Section 8.08. Costs and Expenses.......................................... 17
Section 8.09. Representations............................................. 18
Section 8.10. Third Party Beneficiaries................................... 18
Section 8.11. Lender to Receive Reports................................... 18
Section 8.12. Governing Law............................................... 18
Section 8.13. Jurisdiction................................................ 18
Section 8.14. Waiver of Jury Trial........................................ 19
Section 8.15. Severability of Provisions.................................. 19
Section 8.16. Counterparts................................................ 19
Section 8.17. Captions.................................................... 19
Section 8.18. Legal Holidays.............................................. 19
Section 8.19. Advice from Independent Counsel............................. 19
Section 8.20. Judicial Interpretation..................................... 20
Section 8.21. Confidentiality............................................. 20

EXHIBIT A--Assignment..................................................... A-1
EXHIBIT B--Schedule of Premium Receivables................................ B-1
EXHIBIT C--Form of Notice to Insurers..................................... C-1
EXHIBIT D--Sample Premium Finance Agreement............................... D-1

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EXHIBIT E--Form of Notice to Obligor...................................... E-1
EXHIBIT F--Representations and Warranties................................. F-1

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                          SALE AND ASSIGNMENT AGREEMENT

         This SALE AND ASSIGNMENT AGREEMENT is made as of September __, 1997, by and between FEDERATED PREMIUM FINANCE, INC., a Florida corporation having its principal place of business at 735 E. Oakland Park Blvd., Oakland Park, Florida 33334 (the "Originator"), and FPF, INC., a Colorado corporation, having its principal place of business at 1801 California Street, Suite 3920, Denver, Colorado 80202 ("FPF").

         WHEREAS, the Originator has (a) originated Premium Receivables to finance payments by Obligors of premiums for the purchase of personal lines insurance policies, and (b) entered into the Premium Finance Agreements which evidence such Premium Receivables; and

         WHEREAS, in connection with origination of the Premium Receivables, the Originator, in the ordinary course of its business, obtains a security interest arising under statutory authority or otherwise in the unearned premiums, dividends and loss payments with respect to the insurance policies, and also obtains a security interest arising under statutory authority or otherwise in state or industry guaranty funds for the reimbursement of unearned premiums from failed insurance carriers; and

         WHEREAS, pursuant to the terms of this Agreement, the Originator desires to Sell all of its right, title and interest in, to and under such Premium Receivables to FPF; and

         WHEREAS, pursuant to the terms of a Revolving Loan Agreement, Flatiron Funding Company, LLC (the "Lender") has set forth the terms pursuant to which it will loan funds to FPF, which loan or loans will be secured by the Premium Receivables acquired by FPF pursuant to this Agreement and pledged and assigned by FPF to the Lender pursuant to such Revolving Loan Agreement; and

         WHEREAS, pursuant to the terms of this Agreement, FPF and the Originator have set forth the terms pursuant to which (a) the Originator will Sell all of its right, title and interest in, to and under the Premium Receivables identified as described herein to FPF, and (b) during the term of the Revolving Loan Agreement, additional Premium Receivables shall from time to time be Sold by the Originator to FPF; and

         WHEREAS, pursuant to the Premium Receivable Servicing Agreement, the Originator has agreed to service the Conveyed Property on behalf of FPF, Flatiron, the Lender and the Lender's Funding Source; and

         WHEREAS, the Lender may from time to time pledge and assign its interests in the Premium Receivables and the other Conveyed Property to the Lender's Funding Source, a trust, trustee or other financing entity.

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

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                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Capitalized terms used but not otherwise defined in this Agreement shall have the meaning set forth in the Agreement of Definitions, dated as of the date hereof, by and among the Originator, FPF, Flatiron, the Residual Interest Holder and the Lender.

         "AGREEMENT" means this Sale and Assignment Agreement and all amendments hereof and supplements hereto.

         "STATE" means the State of Florida.

                                   ARTICLE II

             PURCHASE, SALE AND CONTRIBUTION OF PREMIUM RECEIVABLES

         Section 2.01. PURCHASE AND SALE OF ELIGIBLE PREMIUM RECEIVABLES. On or prior to the Closing Date and on any subsequent Acquisition Date, subject to the terms and conditions of this Agreement, the Originator agrees to Sell to FPF, and FPF agrees to purchase from the Originator, all Eligible Premium Receivables originated and then owned by the Originator; provided, however, there shall be a $5,000 minimum purchase on each Closing Date or subsequent Acquisition Date, as the case may be. The Eligible Premium Receivables to be Sold and purchased hereunder on the Closing Date shall be identified on a Schedule of Premium Receivables attached to an Assignment. For purposes of this Agreement, Endorsement Additions purchased hereunder shall constitute Acquisition Date Premium Receivables on the Acquisition Date immediately following the date of the Endorsement Addition.

                  (a) INITIAL SALE OF ELIGIBLE PREMIUM RECEIVABLES. On or prior to the Closing Date and simultaneously with the transactions contemplated pursuant to the Revolving Loan Agreement, the Residual Agreement and this Agreement, the Originator shall Sell to FPF, without recourse, except as specifically provided herein, a 100% interest in all right, title and interest of the Originator in, to and under the Closing Date Premium Receivables identified on the Schedule of Premium Receivables delivered in connection with such Sale (the "Closing Date Conveyed Property"). The consideration for the Closing Date Premium Receivables shall be the Acquisition Price.

                  (b) CLOSING DATE PREMIUM RECEIVABLES' ACQUISITION PRICE. In consideration for the Closing Date Conveyed Property, FPF shall, on the Closing Date, pay from its own funds or cause the Lender to pay to the Originator the Acquisition Price in such manner as may be agreed to between the Originator and FPF; provided, however, that the Acquisition Price to be paid on the Closing Date by, or on behalf of, FPF to the Originator shall be net of the Residual Advance, which FPF hereby agrees to direct the Residual Interest Holder to pay directly to the Originator pursuant to Section 2.02 of the Residual Agreement unless, at the direction of FPF pursuant to Section 2.02 of the Residual Agreement, such Residual Advance has been paid to FPF for payment to be

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         made to the Originator pursuant to this Section 2.01(b). The Originator acknowledges and agrees that if any funds to be used by FPF to purchase such Closing Date Premium Receivables (i) are to be funded by the Lender, such funds shall be disbursed by the Lender pursuant to Section
         1.02 of the Revolving Loan Agreement and/or (ii) are to be funded by the Residual Interest Holder, such funds shall be disbursed by the Residual Interest Holder pursuant to Section 2.02 of the Residual Agreement. The Originator further acknowledges that, notwithstanding the source of funds for the Acquisition Price, all such Sales shall be deemed Sales by the Originator to FPF.

                  (c) SALES OF ELIGIBLE PREMIUM RECEIVABLES DURING LOAN TERM. On each Acquisition Date during the term of the Revolving Loan Agreement, the Originator shall Sell to FPF, without recourse, except as specifically provided herein, and FPF shall purchase from the Originator, a 100% interest in all right, title and interest of the Originator in, to and under the Acquisition Date Premium Receivables identified on a Schedule of Premium Receivables delivered in connection with such Sale (collectively, the "Acquisition Date Conveyed Property").

                  (d) ACQUISITION DATE PREMIUM RECEIVABLES' ACQUISITION PRICE. In consideration for the Acquisition Date Conveyed Property, upon two Business Days' prior notice given by the Originator to FPF, FPF shall, on each Acquisition Date, pay from its own funds or cause the Lender to pay to the Originator the Acquisition Price in such manner as may be agreed to between the Originator and FPF; provided, however, that the Acquisition Price to be paid on each such Acquisition Date by, or on behalf of, FPF to the Originator shall be net of the Residual Advance, which FPF hereby agrees to direct the Residual Interest Holder to pay directly to the Originator pursuant to Section 2.02 of the Residual Agreement unless, at the direction of FPF pursuant to Section 2.02 of the Residual Agreement, such Residual Advance has been paid to FPF for payment to be made to the Originator pursuant to this Section 2.01(d). The Originator acknowledges and agrees that if any funds to be used by FPF to purchase such Acquisition Date Premium Receivables (i) are to be funded by the Lender, such funds shall be disbursed by the Lender pursuant to Section 1.02 of the Revolving Loan Agreement and/or (ii) are to be funded by the Residual Interest Holder, such funds shall be disbursed by the Residual Interest Holder pursuant to Section 2.02 of the Residual Agreement. The Originator further acknowledges that, notwithstanding the source of funds for the Acquisition Price, all such Sales shall be deemed Sales by the Originator to FPF.

         Section 2.02. ADDITIONAL SALES OF PREMIUM RECEIVABLES. On or prior to the Closing Date, subject to the terms and conditions of this Agreement, the Originator agrees to Sell to FPF, and FPF agrees to purchase from the Originator, all remaining Premium Receivables originated or acquired and then owned by the Originator or its Affiliates (except (i) those Eligible Premium Receivables to be sold pursuant to Section 2.01 and (ii) any Premium Receivable which, as of the Closing Date, was not originated or acquired in accordance, or does not comply, with all requirements of applicable federal, state and local laws and all regulations thereunder) (the "Additional Premium Receivables"). It is intended that the Additional Premium Receivables to be Sold pursuant to this
Section 2.02 will not be Eligible Premium Receivables. Such Additional

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Premium Receivables to be Sold and purchased hereunder on the Closing Date shall be identified on a Schedule of Premium Receivables attached to an Assignment.
For purposes of this Agreement, Endorsement Additions Sold hereunder shall constitute Acquisition Date Premium Receivables on the Acquisition Date immediately following the date of the Endorsement Addition.

                  (a) INITIAL SALE OF ADDITIONAL PREMIUM RECEIVABLES. On or prior to the Closing Date and simultaneously with the transactions contemplated pursuant to the Revolving Loan Agreement and hereunder, the Originator shall Sell to FPF, without recourse, except as specifically provided herein, a 100% interest in all right, title and interest of the Originator in, to and under the Additional Premium Receivables identified on the Schedule of Premium Receivables delivered in connection with such Sale (the "Closing Date Additional Conveyed Property").

                  (b) CLOSING DATE ADDITIONAL PREMIUM RECEIVABLES' ACQUISITION PRICE. In consideration for the Closing Date Additional Conveyed Property, FPF shall, on the Closing Date, pay from its own funds to the Originator the Acquisition Price in such manner as may be agreed to between the Originator and FPF; provided, however, that the Acquisition Price to be paid on the Closing Date by FPF to the Originator shall be net of the Residual Advance, which FPF hereby agrees to direct the Residual Interest Holder to pay directly to the Originator pursuant to
         Section 2.02 of the Residual Agreement. The Originator hereby acknowledges and agrees that if any funds to be used by FPF to purchase such Additional Premium Receivables on the Closing Date are to be funded by the Residual Interest Holder, such funds shall be disbursed by the Residual Interest Holder pursuant to Section 2.02 of the Residual Agreement. The Originator further acknowledges that, notwithstanding the source of funds for the Acquisition Price, all such Sales shall be deemed Sales by the Originator to FPF.

                  (c) SALES OF ADDITIONAL PREMIUM RECEIVABLES DURING LOAN TERM. On each Acquisition Date during the term of the Revolving Loan Agreement, the Originator shall Sell to FPF, without recourse, except as specifically provided herein, and FPF shall purchase from the Originator, a 100% interest in all right, title and interest of the Originator in, to and under the Acquisition Date Additional Premium Receivables identified on a Schedule of Premium Receivables delivered in connection with such Sale (collectively, the "Acquisition Date Additional Conveyed Property").

                  (d) ACQUISITION DATE ADDITIONAL PREMIUM RECEIVABLES' ACQUISITION PRICE. In consideration for the Acquisition Date Additional Conveyed Property, upon two Business Days' prior notice given by the Originator to FPF, FPF shall, on each Acquisition Date, pay from its own funds to the Originator the Acquisition Price in such manner as may be agreed to between the Originator and FPF; provided, however, that the Acquisition Price to be paid on each Acquisition Date by FPF to the Originator shall be net of the Residual Advance, which FPF hereby agrees to direct the Residual Interest Holder to pay directly to the Originator pursuant to Section 2.02 of the Residual Agreement. The Originator hereby acknowledges and agrees that if any funds to be used by FPF to purchase such

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         Additional Premium Receivables on any Acquisition Date are to be funded by the Residual Interest Holder, such funds shall be disbursed by the Residual Interest Holder pursuant to Section 2.02 of the Residual Agreement. The Originator further acknowledges that, notwithstanding the source of funds for the Acquisition Price, all such Sales shall be deemed Sales by the Originator to FPF.

         Section 2.03. THE ACQUISITION DATE CLOSINGS. The Sale and purchase of the Acquisition Date Premium Receivables on each Acquisition Date during the term of the Revolving Loan Agreement shall take place at the offices of the Originator specified on page 1 hereof or such other location as FPF and the Originator may reasonably agree.

         Section 2.04.  CHARACTERIZATION OF ASSIGNMENT; FINANCING STATEMENTS.

                  (a) The Originator and FPF intend that each purchase and Sale under Section 2.01 and Section 2.02 be treated as a true and absolute Sale of all of the Originator's right, title and interest in, to and under the Premium Receivables identified on the Schedule of Premium Receivables delivered in connection with each such Sale, together with all of the Loan Documents and Servicer Documents, all proceeds of the foregoing and all of the Originator's rights to any payment from the Obligors and any and all rights against any Obligor with respect to such Premium Receivables and other related property and all collateral and guaranties with respect to such Premium Receivables and other related property (collectively, the "Conveyed Property"), and not a transfer intended as a security interest. However, if, notwithstanding such intention, a determination is made by a court with appropriate jurisdiction over the matter that such transfer shall not be treated as a true and absolute Sale, this Agreement shall be deemed to constitute a security agreement and the transactions effected hereby shall be deemed to constitute a secured financing, and the Originator hereby pledges and grants to FPF a first priority Lien on, and security interest in, to and under, all of Originator's right, title and interest in, to and under the Premium Receivables and any other related Conveyed Property as collateral for and as security for all amounts paid and to be paid by FPF to the Originator and any obligations created by or owing to the Originator pursuant to this Agreement.

                  (b) On the Closing Date with respect to the Closing Date Premium Receivables and, only with respect to clause (i) below, on each Acquisition Date with respect to the related Acquisition Date Premium Receivables, (i) the Originator shall record and file, at FPF's sole expense, appropriate UCC-3 termination statements with respect to any previous Liens on the Conveyed Property being Sold hereunder (but not with respect to any UCC-1s filed to perfect the Sale of any Conveyed Property to the Originator or any prior transferor) and (ii) the Originator shall record and file, at FPF's sole expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Originator, as seller or debtor, and naming FPF, as purchaser or secured party, identifying the Conveyed Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the Sale of the Conveyed Property to FPF as of such date. The Originator shall

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         deliver file-stamped copies, or other evidence satisfactory to FPF of such filings, to FPF on the Closing Date or Acquisition Date, as the case may be.

         Section 2.05. OWNERSHIP OF SERVICER DOCUMENTS. The Originator agrees that if it retains possession of Servicer Documents with respect to its activities as Servicer under the Premium Receivable Servicing Agreement, that such Servicer Documents will remain the property of FPF and will be held in trust by the Originator, as Servicer, for the benefit of FPF hereunder, for the benefit of the Lender pursuant to the Revolving Loan Agreement and for the benefit of the Lender's Funding Source or any other financing Person.

         Section 2.06. FEES. In consideration of the purchase commitment pursuant to the provisions hereof, the Originator agrees to pay, on behalf of FPF, to the Lender the unpaid balance of the Closing Fee, in satisfaction of
Section 1.03(a) of the Revolving Loan Agreement, payable immediately upon the execution of this Agreement by the Originator. The Closing Fee is fully earned and non-refundable as of the date hereof.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR.

                  (a) The Originator hereby represents and warrants to FPF as of the Closing Date and each subsequent Acquisition Date, each of the representations and warranties contained in Sections 1 and 2 of Exhibit F hereto.

                  (b) The Originator hereby represents and warrants to FPF as of the Closing Date and each subsequent Acquisition Date and, with respect to Eligible Premium Receivables as of any date of determination, each of the representations and warranties contained in (i) Section 3 of Exhibit F hereto as to each of the Eligible Premium Receivable and (ii)
         Section 4 of Exhibit F hereto as to each of the Additional Premium Receivables, and which is Sold to FPF hereunder on such date, on which FPF relies in accepting such Premium Receivable.

                  (c) The representations and warranties made by the Originator in Section 3.01(a) and (b), subject to Section 8.02 hereof, shall survive the Sale of each such Premium Receivable to FPF, the Grant of each such Premium Receivable to the Lender and the subsequent Grant or pledge to the Lender's Funding Source or other financing Person pursuant to the provisions of the Revolving Loan Agreement.


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                                   ARTICLE IV

                                   CONDITIONS


         Section 4.01. CONDITIONS TO OBLIGATION OF FPF. The obligation of FPF to purchase the Conveyed Property on the Closing Date or any Acquisition Date is subject to the satisfaction of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Originator hereunder shall be true, correct and complete on the Closing Date or Acquisition Date, as the case may be, with the same effect as if then made, and the Originator shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or Acquisition Date, as the case may be.

                  (b) NO BREACH OF COVENANTS. As of the Closing Date or Acquisition Date, as the case may be, the Originator shall be in compliance with all covenants made by the Originator hereunder.

                  (c) NO DEFAULTS. As of the Closing Date or Acquisition Date, as the case may be, no Amortization Event has occurred and is continuing.

                  (d) FILES MARKED; FILES AND RECORDS OWNED BY FPF. The Originator shall, at its own expense, on or prior to the Closing Date or Acquisition Date, as the case may be, indicate in its files and its Servicer Documents that the Conveyed Property Sold on such date has been Sold to FPF pursuant to this Agreement, and Granted by FPF to the Lender, and the Originator shall deliver to FPF, and the Lender or its designee on the Closing Date or such Acquisition Date, as the case may be, a Schedule of Premium Receivables certified by the Chairman, the President, the Vice President or the Treasurer of the Originator to be true, correct and complete. Further, the Originator hereby agrees that the Servicer Documents, computer files and other physical records of the Premium Receivables maintained by the Originator as Servicer or subservicer will bear an indication reflecting that the Premium Receivables have been Sold to FPF pursuant to this Agreement, and Granted by FPF to the Lender and its assignees (including, without limitation, the Lender's Funding Source), and that all documents relating thereto held by the Originator as Servicer pursuant to the Servicing Agreement or otherwise are owned by FPF and have been Granted to the Lender.

                  (e) DOCUMENTS TO BE DELIVERED BY THE ORIGINATOR TO FPF ON THE CLOSING DATE AND EACH ACQUISITION DATE.

                             (i) THE ASSIGNMENT. On the Closing Date with
                  respect to the Closing Date Premium Receivables and on each Acquisition Date with respect to the related Acquisition Date Premium Receivables, the Originator shall execute and deliver an Assignment and a Schedule of Premium Receivables with respect to the Conveyed Property being Sold hereunder on such date.

                            (ii) EVIDENCE OF UCC FILINGS. On the Closing Date
                  with respect to the Closing Date Premium Receivables and on each Acquisition Date with respect to the related Acquisition Date Premium Receivables, the Originator shall (A)

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                  provide evidence satisfactory to FPF that any previous Liens on the Conveyed Property have been released and (B) deliver to FPF file-stamped copies, or other evidence, satisfactory to FPF of the UCC filings required pursuant to Section 2.04(b) hereof.

                           (iii) LOAN DOCUMENTS. The Lender or its designee, as
                  custodian for FPF, shall retain possession of the Loan Documents, including, without limitation, the original Premium Finance Agreements, evidencing the Premium Receivables being Sold on such date; provided, that all such original Premium Finance Agreements shall be stamped with the Assignment Stamp.

                  (f) SPECIAL CONDITIONS FOR CLOSING DATE. With respect to FPF's obligations to purchase or acquire Premium Receivables on the Closing
         Date:

                             (i) UCC AND TAX LIEN SEARCH. The delivery to FPF of
                  a UCC and tax lien search of the Originator satisfactory to FPF.

                            (ii) OPINIONS. Receipt by counsel to FPF of such
                  opinions of counsel to the Originator as FPF shall reasonably request, in form and substance satisfactory to FPF.

                           (iii) SECRETARY'S CERTIFICATE. A certificate executed
                  by the Secretary or Assistant Secretary of the Originator, certifying as to the following, which shall be attached to such certificate (A) a copy of the certificate of incorporation or other charter document of the Originator, (B) a copy of the bylaws of the Originator, (C) a copy of the resolutions of the Board of Directors of the Originator authorizing the execution, delivery and performance by the Originator of this Agreement, the Premium Receivable Servicing Agreement and the Agreement of Definitions (collectively, the "Originator Documents") and the transactions contemplated hereunder and thereunder, (D) a copy of each insurance premium finance license held by the Originator together with a certification by the Originator that no other licenses are required to conduct its business in accordance with all applicable laws, rules and regulations, and (E) the names and true signatures of the officers authorized on its behalf to sign the Originator Documents, all in form and substance satisfactory to FPF.

                            (iv) GOOD STANDING CERTIFICATES. A good standing
                  certificate (or its equivalent) for the Originator issued by
                  (A) the Secretary of State of its state of formation, and (B) the Secretary of State of each state in which it does business or is purchasing or servicing Premium Receivables, to the extent that such activities require qualification to do business in such states.

                             (v) PAYMENT OF CLOSING FEE. The Originator shall
                  have paid, on behalf of FPF, to the Lender or its designee, the Closing Fee then due pursuant to Section 2.06.

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                  (g) OTHER TRANSACTIONS. The transactions contemplated by (i)
         the Revolving Loan Agreement with respect to Advances thereunder and
         (ii) the Residual Agreement with respect to Residual Advances thereunder, shall each have been consummated on the Closing Date or Acquisition Date, as the case may be.

                  (h) Originator shall provide to FPF evidence of Originator's error and omissions insurance coverage in an amount not less than $500,000 with a deductible of not more than $10,000 per occurrence, written by an insurance company and under policy language as may be directed by or approved by FPF, naming both FPF and Lender as a named insured and loss payee.

         Section 4.02. CONDITIONS TO OBLIGATION OF THE ORIGINATOR. The obligation of the Originator to Sell the Conveyed Property to FPF on the Closing Date and on each Acquisition Date is subject to the satisfaction of all obligations to be performed by FPF hereunder on or prior to the Closing Date or such Acquisition Date, as the case may be.

                                    ARTICLE V

                           COVENANTS OF THE ORIGINATOR

         Section 5.01.  PROTECTION OF RIGHT, TITLE AND INTEREST.

                  (a) FILINGS. The Originator shall cause all termination statements, or partial releases, as the case may be, with respect to prior Liens, financing statements and continuation statements and any other necessary documents covering the right, title and interest of FPF, the Lender and the Lender's assignee(s), if any, in, to and under the Conveyed Property to be promptly executed and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of FPF hereunder and the Lender or its assignee(s) under the Revolving Credit and Term Loan Agreement to the Conveyed Property. The Originator shall deliver to FPF or its designee file-stamped, complete copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available but in any event within 30 days following such recordation, registration or filing. FPF shall cooperate with the Originator in connection with the obligations set forth above and shall execute any and all documents reasonably required to fulfill the intent of this
         Section 5.01(a).

                  (b) CORPORATE CHANGE. At least 30 days prior to the Originator making any change in its name, identity or organizational structure which would make any termination statement, financing statement or continuation statement filed in accordance with Section 5.01(a) seriously misleading within the applicable provisions of the UCC or any title statute, the Originator shall give FPF and the Lender notice of any such change and shall execute and file such termination statements, financing statements or amendments as may be necessary or reasonably required by FPF, the Lender or the

         Lender's assignee(s) to continue the perfection of the respective interests of FPF, the Lender and the Lender's assignee(s), if any, in the Conveyed Property.

         Section 5.02. OTHER LIENS OR INTERESTS. Except for the Sale hereunder or as specified herein, the Originator shall not Sell to any other Person, or Grant, incur, assume or suffer to exist any Lien on the Conveyed Property Sold hereunder or on any interest therein, and the Originator shall defend the right, title and interest of FPF and the Lender in, to and under such Conveyed Property against all claims of third parties claiming through or under the Originator.

         Section 5.03. PRINCIPAL EXECUTIVE OFFICE. The Originator shall maintain, from the date of this Agreement, its principal executive office in the State. The Originator shall not change the location of its sole place of business or principal executive office, or change its name, identity or corporate or other structure, unless (A) it has first given to FPF, the Servicer and the Lender at least 30 days prior written notice of such change and (B) before such change becomes effective, it takes all action required by Section 5.01(b) as a result of such change.

         Section 5.04. COSTS AND EXPENSES. The Originator agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Sale to FPF of the Originator's right, title and interest in, to and under the Conveyed Property.

         Section 5.05. NOTICE TO OBLIGORS; NOTICE TO INSURANCE COMPANIES.

                  (a) The Originator shall at FPF's expense, either (i) send or cause to be sent, within 15 days after the Closing Date or the related Acquisition Date, as the case may be, by first class mail, postage prepaid, written notice to each Obligor, or (ii) provide written notice in the related Premium Finance Agreement, each substantially similar in form and substance to Exhibit E attached hereto, to the effect that the Premium Receivable has been Sold by the Originator to FPF pursuant to this Sale and Assignment Agreement and Granted by FPF to the Lender pursuant to the Revolving Loan Agreement and that all payments with respect to such Premium Receivable are required to be made payable as specified in such notice. Evidence satisfactory to Flatiron shall be delivered to Flatiron, on or before the thirtieth day following the Closing Date or Acquisition Date, as the case may be, indicating that the written notice described in the immediately preceding sentence was timely mailed or delivered to each Obligor.

                  (b) With respect to all Premium Receivables, the Originator shall deliver at FPF's expense or cause to be delivered within 15 days after the Closing Date or Acquisition Date, as the case may be, by first class mail, postage prepaid, written notice substantially in the form of Exhibit C attached hereto to each insurer, that the Originator has provided financing to the Obligor, that the Obligor's Premium Receivable has been Sold by the Originator to FPF, and Granted by FPF to the Lender, and that all payments with respect to such Premium Receivable are required to be paid, on and after the date of receipt of such notice, to the Servicer as specified in such notice. Evidence satisfactory to Flatiron shall be delivered to Flatiron, on or before the thirtieth day following the Closing

         Date or Acquisition Date, as the case may be, indicating that the written notice described in the immediately preceding sentence was timely mailed to each insurer.

                  (c) The Originator shall promptly respond to reasonable inquiries from FPF or third parties confirming the Sale of the Conveyed Property hereunder and the Grant of the Conveyed Property to the Lender.

         Section 5.06. ADDITIONAL SALES OF PREMIUM RECEIVABLES. Subject to Availability and the terms of the Revolving Loan Agreement, the Originator shall Sell to FPF and FPF shall purchase subject to the terms and conditions hereof on each Acquisition Date during the term of the Revolving Loan Agreement, all Premium Receivables originated or acquired and then owned by the Originator or its Affiliates except for those Premium Receivables that were not originated or acquired in accordance, or do not comply, with all requirements of applicable federal, state and local laws and all regulations thereunder. Such Sale shall occur within 45 days of origination or acquisition by the Originator or at such later date as may be mutually agreed to, from time to time, by FPF and Originator. This covenant and agreement shall be for the benefit of FPF, the Lender, the Lender's Funding Source and the trustee for the benefit of any investors in any pool of loans containing the loan contemplated by the Revolving Loan Agreement, and any such Person may enforce its legal or equitable rights, remedies or claims hereunder.

         Section 5.07. NO IMPAIRMENT OF PREMIUM RECEIVABLES; PAYMENTS TO
OBLIGORS.

                  (a) The Originator shall not do anything to impair FPF's or the Lender's rights in and to any of the Conveyed Property Sold and purchased hereunder or Granted under the Revolving Loan Agreement.

                  (b) The Originator shall make all payments to any Obligor necessary to prevent such Obligor from offsetting any earlier overpayment to the Originator, as the case may be, against any amounts any such Obligor owes on the Conveyed Property.

         Section 5.08. INTENTIONALLY LEFT BLANK.

         Section 5.09. ACTIVITIES OF ORIGINATOR. The Originator and any Affiliate, other than the Residual Interest Holder, thereof shall (i) maintain its books and records and assets separate from the books and records of those of the Residual Interest Holder, (ii) maintain separate bank accounts such that no funds of the Originator or any Affiliate thereof shall be commingled with funds of the Residual Interest Holder, (iii) conduct its businesses in separately defined office space from that of the Residual Interest Holder with separate stationery from that of the Residual Interest Holder, (iv) pay all of its own expenses, (v) observe all statutory formalities, (vi) conduct its operations so as not to be substantively consolidated with any other Person or to have its separate existence disregarded in any state or federal proceeding, and (vii) keep in full effect its existence, rights and franchises as a corporation under the laws of its state of organization and obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of its activities in all material respects. Neither the Originator nor any Affiliate thereof shall guarantee the indebtedness of, or make loans to, the Residual Interest Holder. All audited financial statements of the Originator or any Affiliate thereof that are consolidated with those of the Residual Interest Holder will contain detailed notes clearly stating that (i) all of the Residual Interest Holder's assets are owned by the Residual Interest Holder and not available to satisfy the claims of creditors of any other Person, and (ii) the Residual Interest Holder is a separate Person with creditors who have received ownership and/or security interests in the Residual Interest Holder's assets. The Originator and any Affiliate thereof shall maintain arm's length relationships with the Residual Interest Holder. Neither the Originator nor any Affiliate thereof shall hold itself out to be responsible for the debts of the Residual Interest Holder or the decisions or actions respecting the daily business and affairs of the Residual Interest Holder.

         Section 5.10. AGREEMENT NOT TO INSTITUTE BANKRUPTCY PROCEEDINGS. The Originator shall not voluntarily institute any proceedings to adjudicate FPF, the Lender or the Residual Interest Holder bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against FPF, the Lender or the Residual Interest Holder, file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of FPF, the Lender, the Residual Interest Holder or a substantial part of its or their property or admit its or their inability to pay its or their debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of FPF, the Lender or the Residual Interest Holder.

         Section 5.11. ADDITIONAL AFFIRMATIVE COVENANTS.

                  (a) COMPLIANCE WITH LAWS, ETC. The Originator shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

                  (b) TANGIBLE NET WORTH AND CAPITAL ADEQUACY/NO OTHER INDEBTEDNESS. The Originator shall maintain in common or preferred equity or a combination equity and unsecured subordinated debt (the "Subordinated Debt"), not less than that amount which is equal to the greater of (i) 7.5% of the principal balance of all Premium Receivables purchased by FPF hereunder, or (ii) the total of 100% of the outstanding balance of all Premium Receivables purchased by FPF hereunder that are not Eligible Premium Receivables. The terms and conditions of any Subordinated Debt shall be satisfactory to FPF and Lender in their sole discretion and any Subordinated Debt lender shall have entered into a subordination and standby agreement with FPF containing terms and conditions satisfactory to FPF. For purposes of this Section 5.11(b), tangible equity means stockholders equity less intercompany or Affiliate receivables.

                  (c) REPORTING REQUIREMENTS. The Originator shall furnish to FPF and to the Lender or its designee:

                             (i) within 45 days after the end of each fiscal
                  quarter of the Originator (commencing with the quarter ending June 30, 1997), an unaudited balance sheet and income statement (prepared in accordance with GAAP without accompanying notes) for the Originator and its subsidiaries covering the preceding quarter, in each case certified by a principal financial officer of the Originator to be true, accurate and complete copies of such financial statements;

                            (ii) on the earlier of (A) fifteen days after
                  delivery by an Independent Public Accountant, if any, to the Originator or (B) March 15 of each year beginning March 15, 1998 a balance sheet and income statement (prepared in accordance with GAAP) for the Originator and its subsidiaries covering such preceding fiscal year prepared by the Originator or its accountants, in each case certified by a principal financial officer of the Originator to be true, accurate and complete copies of such financial statements;

                           (iii) promptly after the filing or receiving thereof,
                  copies of all reports and notices, if any, which the Originator or any subsidiary files under ERISA with the Internal Revenue Service or PBGC or the U.S. Department of Labor or which the Originator or any subsidiary receives from any such Person;

                            (iv) promptly after filing thereof, copies of all
                  federal and state tax returns filed by, or on behalf of, the Originator; and

                             (v) such other information respecting the condition
                  or operations, financial or otherwise, of the Originator or any of its subsidiaries as FPF may from time to time reasonably request.

                  (d) REPORT ON PROCEEDINGS. Promptly upon (but in no event more than five Business Days following) the Originator becoming aware of:

                             (i) any pending investigation of the Originator,
                  any of its Affiliates or their respective employees, including, without limitation, the Residual Interest Holder, by any governmental authority or agency;

                            (ii) any court or administrative proceeding which
                  involves the possibility of materially and adversely affecting the properties, business, prospects, profits, management, financial position, results of operation or general condition of the Originator or any of its Affiliates; or

                           (iii) an event or development (including, without
                  limitation, a change in any relevant law or regulation) which could have a material adverse impact on the properties, business, prospects, profits, management, financial position, results of operations or general condition of the Originator or any of its Affiliates, including, without limitation, the Residual Interest Holder;

         such information shall be provided by the Originator to FPF.

                  (e) CHANGE IN CONTROL. The Originator shall provide prompt written notice to FPF if (i) more than ten percent (10%) of the ownership interest in the Originator is changed after the Closing Date,
         (ii) any Person which is a corporation, partnership, trust or other entity owning more than ten percent (10%) interest in the Originator is dissolved or liquidated or merged with or into any other Person or for any period of more than 10 days ceases to exist in its present form and (where applicable) in good standing and duly qualified under the laws of the jurisdiction of its incorporation or formation and any jurisdiction in which such standing or qualification is necessary or advisable in connection with the conduct of business or (iii) the Originator commences a sale of all or substantially all of its assets, except for the Sale of the Conveyed Property by the Originator to FPF under this Agreement.

                  (f) CAPITAL EXPENDITURES/OTHER INDEBTEDNESS. The Originator agrees not to incur any other indebtedness after the Closing Date without the prior written consent of FPF; provided, however, this prohibition shall not apply to the 21st Century Company or its Affiliates. Notwithstanding the above prohibition, if (i) Originator is in compliance with its obligations under the Borrowing Documents and (ii) Flatiron denies a written request by Originator to increase the Maximum Credit Commitment to $5,000,000, then FPF shall not unreasonably withhold their consent to Originator incurring additional indebtedness so long as FPF's and Lender's interests under any of the Borrowing Documents are not impaired thereby and so long as FPF continues to enjoy a first priority interest in all of Originator's Premium Receivables.

                  (g) MAINTENANCE OF EXISTENCE. The Originator shall not dissolve or liquidate in whole or in part.

                                   ARTICLE VI

                               PROVIDING OF NOTICE

         The Originator, upon learning of any failure on the part of the Originator or FPF to observe or perform in any material respect any covenant, representation or warranty of the Originator or FPF set forth in this Agreement, the Revolving Loan Agreement, the Residual Agreement or the Premium Receivable Servicing Agreement, as applicable, shall promptly notify FPF and the Lender of such failure.

                                   ARTICLE VII

                                 INDEMNIFICATION

                  (a) The Originator shall indemnify FPF, the Lender, its assignees (including, without limitation, the Lender's Funding Source) and all of their respective officers, directors, employees, agents and any trustee having an interest in the Conveyed Property

         (collectively, the "Originator Indemnified Parties") for any loss, cost, liability or expense as a result of any material breach of any of its representations and warranties contained herein or arising from the fraudulent acts of Originator. These indemnity obligations shall be in addition to any obligation that the Originator may otherwise have.

                  (b) The Originator hereby agrees to indemnify each of the Originator Indemnified Parties for, and to hold each of them harmless against, any loss, cost, liability or expense incurred without negligence or bad faith on such Originator Indemnified Party's part, arising out of, or in connection with, the Originator's failure to carry out its duties under this Agreement or as a result of its fraudulent acts and for breach of any representation or warranty made by the Originator hereunder or arising from the fraudulent acts of Originator, including, without limitation, the costs and expenses of defending itself against any claim in connection therewith.

                  (c) The parties agree that the Originator Indemnified Parties, as a group, shall be entitled to counsel separate from the Originator to the extent the Originator's interests are adverse in any manner to the interests of the Originator Indemnified Parties or to the extent that the Originator Indemnified Parties have defenses available to it that are not available to the Originator.

                  (d) Such payment obligations and indemnification shall survive the termination of this Agreement and the Revolving Loan Agreement and payment of all obligations thereunder.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 8.01. OBLIGATIONS OF ORIGINATOR. The obligations of the Originator under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Premium Receivable or Conveyed Property.

         Section 8.02.  REACQUISITION EVENTS.

                  (a) The Originator hereby covenants and agrees to deliver to FPF, the Residual Interest Holder and the Lender prompt written notice of the occurrence of a breach of any of the Originator's representations and warranties contained in Section 3 of Exhibit F hereof with respect to any Eligible Premium Receivable Sold hereunder which materially adversely affects the interests of FPF, the Lender or the holder of any interest in any such Premium Receivable and which is not cured within five Business Days of discovery or receipt of notice thereof (any such breach, which has not been cured within such five-day cure period, in accordance with this Section 8.02 shall constitute a "Reacquisition Event"). Immediately upon the occurrence of any Reacquisition Event, FPF shall, upon notice by FPF to the Originator and the Residual Interest Holder, deem the related Premium Receivable as not being an Eligible Premium Receivable and shall require the Originator to repurchase such Premium Receivable and the other Conveyed

         Property related thereto at the Reacquisition Amount, unless, so long as the related Premium Receivable at the time of such Reacquisition Event was originated or acquired in accordance, and complied, with all requirements of applicable federal, state and local laws and all regulations thereunder, the Residual Interest Holder elects to make a Supplemental Residual Advance pursuant to the Residual Agreement. In the event that a Supplemental Residual Advance is made hereunder, the related Premium Receivable shall thereafter be deemed an Additional Premium Receivable for purposes of this Agreement. In connection with the foregoing, FPF shall require (i) the Originator to remit any such Reacquisition Amount or (ii) the Residual Interest Holder to remit any such Supplemental Residual Advance, as the case may be, to the Servicer not later than five Business Days after the occurrence of such Reacquisition Event; provided, however, that, in the event that the Originator is to repurchase such Residual Advance, FPF may instead deduct the Reacquisition Amount from the Acquisition Price payable to the Originator on any Acquisition Date occurring within five Business Days after the occurrence of a Reacquisition Event. The reacquisition obligation of the Originator pursuant to this Section 8.02 shall be a full recourse obligation of the Originator.

                  (b) 21st Century Holding Corp. as an Affiliate of Originator, hereby agrees to repurchase (i) the Premium Receivables referred to in
         Section 8.02(a) upon the failure of (A) the Originator to do so or (B) the Residual Interest Holder to elect to make a Supplemental Residual Advance, each as provided therein, and (ii) any Premium Receivables originated by the Originator in a fraudulent manner. Edward J. Lawson, Michele V. Lawson and Ronald A. Raymond hereby jointly and severally agree that, only if 21st Century Holding Corp. at any time ceases to own 100% of the ownership interest in Originator or otherwise has become insolvent, commenced any bankruptcy proceedings, had a receiver appointed over any of its properties or is generally not paying its debts as the same become due and payable, then they shall be obligated to repurchase (i) the Premium Receivables referred to in Section 8.02(a) upon the failure of (A) the Originator to do so or (B) the Residual Interest Holder to elect to make a Supplemental Residual Advance, each as provided therein, and (ii) any Premium Receivables originated by the Originator in a fraudulent manner.

         Section 8.03. FPF'S ASSIGNMENT OF REACQUIRED PREMIUM RECEIVABLES. With respect to all Reacquired Premium Receivables, FPF shall assign and shall cause the Lender to assign, without recourse, except as specified herein, representation or warranty, to the Originator all of FPF's and the Lender's right, title and interest in, to and under such Reacquired Premium Receivables, and all security and documents relating thereto.

         Section 8.04. ASSIGNMENT TO TRUSTEE; FURTHER COOPERATION. The Originator and FPF acknowledge that all or a portion of FPF's right, title and interest in the Conveyed Property and this Agreement may be Granted or assigned by FPF to the Lender and by the Lender to any designee of the Lender, including, without limitation, the Lender's Funding Source, or to a financing Person or a trustee, for the benefit of investors acquiring an interest in the Conveyed Property. The Originator and FPF consent to such Grant by the Lender or any designee of the Lender to the Lender's Funding Source or any such Person or trustee and agree that the Lender's

Funding Source or any such Person or trustee, for the benefit of such investors, or such investors shall be entitled to enforce the terms of this Agreement and the rights, benefits and responsibilities of FPF and the Lender hereunder directly against the Originator, whether or not a Residual Agreement Default or an Amortization Event or an Event of Servicing Default shall have occurred, and that each of the representations, warranties and agreements contained in this Agreement and the rights of FPF created hereunder are intended for the benefit of such designee, Person, trustee and investors.

         Upon notice having been given to the Originator or FPF by the Lender of its intention to pledge, assign, grant or sell its interest in any advance under the Revolving Loan Agreement, the Originator agrees, at its expense, to cooperate and provide such documentation and certificates as the Lender may reasonably request with respect to such pledge, assignment, grant or sale consistent with the indemnification, covenants, representations and warranties contained herein.

         Section 8.05. AMENDMENT. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Originator and FPF with the prior written consent of the Lender or the Lender's designees, as the case may be, and no waiver of any of the terms hereof shall be effective unless it is in writing and signed by the party or parties whose rights are being waived and the Lender or the Lender's designee, as the case may be.

         Section 8.06. WAIVERS. No failure or delay on the part of FPF, the Lender or any designee of the Lender in exercising any power, right or remedy under this Agreement or any other Borrowing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy; provided, however, if FPF, Lender or its designee has knowingly and consistently waived any right or remedy under this Agreement as to any act of omission made by Originator for a period of twelve months or more, then such entity may not claim that such act or omission constitutes a default under this Agreement entitling FPF, Lender or such designee to exercise the right or remedy that would otherwise have been available under this Agreement. No such waiver shall extend to any subsequent or other default or impair any rights consequent thereon, except to the extent expressly so waived. Each of the rights, powers and remedies described in this Agreement and the other Borrowing Documents is cumulative and not exclusive of, and shall not prejudice, any other right, power or remedy provided in this Agreement, the other Borrowing Documents or by law. Each such right, power and remedy may be exercised from time to time as deemed necessary by FPF, the Lender or the Lender's assignee(s), as applicable, and in such order and manner as such applicable party may determine. The Originator hereby acknowledges and agrees that, with respect to a violation or breach by the Originator of any representation, warranty, covenant or other term or provision of this Agreement or any of the other Borrowing Documents to which it is a party, it shall be the Originator's obligation to prepare and obtain a written waiver for such breaches or violations from FPF. FPF may grant or deny any such requested waiver in its sole and absolute discretion. At no time may the Originator infer a course of dealing among the parties that would negate the requirement to obtain a written waiver from FPF.

         Section 8.07. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission, electronic mail and overnight delivery service, postage prepaid, to the parties to this Agreement; provided, that notices shall be effective upon receipt, and in any case addressed as provided in the first paragraph of this Agreement or in the Revolving Loan Agreement.

         Section 8.08. COSTS AND EXPENSES. The Originator shall pay all expenses incident to the performance of its obligations under this Agreement and the Originator agrees to pay all reasonable out-of-pocket costs and expenses of FPF and the Lender, including fees and expenses of counsel, in connection with the perfection as against third parties of the Sale to FPF of the Originator's right, title and interest in, to and under the Conveyed Property, and the enforcement of any obligation of the Originator hereunder and of the Grant of the Conveyed Property to the Lender.

         Section 8.09. REPRESENTATIONS. The respective agreements, representations, warranties and other statements by the Originator and FPF set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing Date or Acquisition Date, as the case may be.

         Section 8.10. THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of the Lender and, after the Lender's assignment thereof, each assignee (including, without limitation, the Lender's Funding Source), designee, trustee and each investor acquiring an interest in any advance made under the Revolving Loan Agreement and any trustee with respect thereto and their respective successors and assigns. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Lender or FPF shall be for the benefit of and run directly to each assignee, designee, investor and trustee, and the Lender, each such investor, trustee, assignee or designee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto.

         Section 8.11. LENDER TO RECEIVE REPORTS. Copies of all reports and notices to be provided hereunder shall be simultaneously sent to the Lender and its designee(s) at such address(es) as the Lender may designate.

         Section 8.12. GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS.

         Section 8.13. JURISDICTION. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO AND THE UNITED STATES DISTRICT COURT OF COLORADO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY ASSIGNMENT AND THE PARTIES HEREBY

IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND IRREVOCABLY CONSENT TO THE SERVICE OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS BY THE MAILING OF COPIES OF SUCH PROCESS TO THEM AT THEIR RESPECTIVE ADDRESSES AS SPECIFIED IN
SECTION 8.07. THE PARTIES HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS
SECTION 8.13 SHALL AFFECT THE RIGHT OF FPF TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT OR ANY ASSIGNMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         Section 8.14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY ASSIGNMENT.

         Section 8.15. SEVERABILITY OF PROVISIONS. Any part, provision, agreement, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, agreement, representation, warranty or covenant of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of the transactions contemplated hereunder without regard to such invalidity.

         Section 8.16. COUNTERPARTS. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

         Section 8.17. CAPTIONS. The article, paragraph and other headings contained in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 8.18. LEGAL HOLIDAYS. In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day in New York, New York or Denver, Colorado, such action, delivery or payment need not be made on that date, but may be made on the next succeeding Business Day.

         Section 8.19. ADVICE FROM INDEPENDENT COUNSEL. The parties understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

         Section 8.20. JUDICIAL INTERPRETATION. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that each party has participated in the preparation of this Agreement.

         Section 8.21. CONFIDENTIALITY. FPF and Flatiron have provided and may from time to time in the future provide the Originator with certain Flatiron Information. In consideration for being furnished with the Flatiron Information, the Originator agrees that the Flatiron Information shall be kept confidential by the Originator and shall not, without Flatiron's or FPF's prior written consent, be disclosed or used by the Originator, in any manner whatsoever, in whole or in part, and shall not be used or disclosed by the Originator other than in connection with the transactions contemplated under the Borrowing Documents. Notwithstanding the foregoing, nothing herein shall prohibit the Originator from disclosing the Flatiron Information if required by law or regulation or to any of its agents, Affiliates, employees, officers, directors, attorneys, accountants or advisors; provided, that the Originator shall use its best efforts to cause each such recipient to keep such Flatiron Information confidential.

                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the parties hereto have caused this Sale and Assignment Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                        FEDERATED PREMIUM FINANCE, INC.


                                        FPF, INC.

                                        Bruce I. Lundy, Executive Vice President

Agreed to with respect to Section 8.02(b):

By _______________________
   Edward J. Lawson

By _______________________
   Michele V. Lawson

By _______________________
   Ronald A. Raymond

21st CENTURY HOLDING CORP.

By _______________________
Name: ____________________
Title: ___________________

                                    EXHIBIT A

                                   ASSIGNMENT

         For value received, in accordance with the Sale and Assignment Agreement dated as of September __, 1997 (the "Agreement") by and between the undersigned (the "Originator") and FPF, Inc. ("FPF"), the undersigned does hereby Sell unto FPF, without recourse, except as may otherwise expressly be provided in the Agreement, all right, title and interest of the undersigned in, to and under the Premium Receivables identified on the Schedule of Premium Receivables attached hereto as Exhibit B.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement, each of which the undersigned hereby restates and reaffirms, and is to be governed by the Agreement.

         The undersigned hereby certifies that to his actual knowledge after reasonable inquiry (a) the Schedule of Premium Receivables attached hereto as Exhibit B is true, correct and complete as of the date hereof and (b) all conditions precedent in accordance with Section 4.01 of the Agreement have been satisfied as of the date hereof.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of September __, 1997.

                                                 FEDERATED PREMIUM FINANCE, INC.

                                                                     EXHIBIT B

                                                        SCHEDULE OF PREMIUM RECEIVABLES

                                                    [CLOSING DATE] [ACQUISITION DATE] , 199

                                                                       INSURANCE                  CUT-OFF
                              NAME AND                                  POLICY     ENDORSEMENT      DATE       ORIGINAL     CURRENT
                     LOAN    ADDRESS OF    INSURANCE     INSURANCE     MATURITY     ADDITIONS    PRINCIPAL     PRINCIPAL   PRINCIPAL
                    NUMBER    OBLIGOR       COMPANY    POLICY NUMBER     DATE          Y/N        BALANCE       BALANCE     BALANCE
                    ------    -------       -------    -------------     ----          ---        -------       -------     -------

Page 1 of 2



           AMOUNT OF      AMOUNT OF                                           PREMIUM      AMOUNT OF DRAFT
 LOAN    RETURN PREMIUM    LENDER'S   CURRENT   SCHEDULED   NEXT PAYMENT     RECEIVABLE     TO INSURANCE     DRAFT     DATE OF
NUMBER       PARITY        ADVANCE      APR      PAYMENT      DUE DATE     MATURITY DATE       COMPANY       NUMBER     DRAFT
------       ------        -------      ---      -------      --------     -------------       -------       ------     -----

Page 2 of 2


NOTICE SENT TO
  INSURANCE       NOTICE SENT TO
 COMPANY Y/N       OBLIGOR Y/N
 -----------       -----------

Page 2 of 2


                                    EXHIBIT C

                           FORM OF NOTICE TO INSURERS

[Co Name]
[Co Address]
[Co City], [Co State] [Co Zip]
[Date of Sale]

To whom it may concern:

WE ARE PROVIDING THE FOLLOWING NOTICE TO YOU FOR INFORMATIONAL PURPOSES ONLY. IT IS IMPORTANT FOR YOU TO REALIZE THAT THIS NOTICE DOES NOT AFFECT THE INSURANCE COVERAGE YOUR COMPANY PROVIDES IN ANY WAY. IT IS SOLELY TO NOTIFY YOU THAT FEDERATED PREMIUM FINANCE, INC. ("FEDERATED") THE PREMIUM FINANCE COMPANY WHICH FINANCES A PORTION OF YOUR INSUREDS' PREMIUMS, HAS SOLD CERTAIN PREMIUM FINANCE LOANS TO A THIRD PARTY WHO HAS OBTAINED A CORPORATE LOAN FROM FLATIRON FUNDING COMPANY, LLC ("FFC"), AND THE RELATED LOAN DOCUMENTS REQUIRE THAT WE NOTIFY YOU OF THAT FACT.

         You are hereby notified that Federated has provided premium financing to each insured named on the attached list of insureds with corresponding policy number (each a "Policy") and contract pursuant to a premium finance agreement (the "Premium Finance Agreement") between Federated and such insured. As of the date set forth above, Federated will have absolutely sold, assigned, transferred and conveyed all of its right, title and interest in, to and under each Premium Finance Agreement and its rights thereunder and all of its rights and interests under the corresponding Policy and payments of any kind made under the Policy to FPF, Inc. ("FPF"), which will pledge the Premium Finance Agreement and its rights thereunder and all of its rights and interests under the corresponding Policy and payments of any kind made under the Policy to Norwest Bank Colorado, N.A., as trustee on behalf of FFC, and FFC will pledge the Premium Finance Agreement and its rights thereunder and all of its rights and interests under the corresponding Policy and payments of any kind made under the Policy to Norwest Bank Colorado, N.A, as trustee or custodian under the applicable trust or custodial agreement (the "Trustee"). Federated will continue to service the Premium Finance Agreement on behalf of FPF, FFC and the Trustee, as their interests may appear, until further notice. All inquiries regarding this notice may be made in writing to: Flatiron Credit Company, Inc., P.O. Box 46166, Denver, Colorado 80202.

                                                     [Name]

                                    EXHIBIT D

                        SAMPLE PREMIUM FINANCE AGREEMENT

                                    EXHIBIT E

                            FORM OF NOTICE TO OBLIGOR
                        (EITHER BY LETTER OR BY INCLUSION
                             OF PARAGRAPH NOTICE IN
                           PREMIUM FINANCE AGREEMENT)

--------------------------------------------------------------------------------
                  THIS IS A NOTICE, FOR INFORMATIONAL PURPOSES
                      ONLY. DO NOT MAKE ANY CHANGES TO YOUR
                       PAYMENT PROCESS OR PAYMENT AMOUNTS.

                  ESTO ES SOLAMENTE UN AVISO, PARA INFORMACION
                  UNICAMENTE, POR FAVOR, NO COMBIEN EL MODO DE
                      PROCESO O PAGO DE CANTIDAD DE DINERO.
--------------------------------------------------------------------------------

[Date]
[Name]
[Address]
[City], [State] [Zip]

                     Re: Insurance Policy Number: [CONTRACT]

Dear Insured:

         FEDERATED PREMIUM FINANCE, INC. ("FEDERATED") IS THE COMPANY WHICH FINANCED YOUR INSURANCE PREMIUM(S). FEDERATED IS PROVIDING THE FOLLOWING NOTICE TO YOU FOR INFORMATIONAL PURPOSES ONLY. THE NOTICE IS SIMPLY TO LET YOU KNOW THAT FEDERATED PREMIUM FINANCE, INC. HAS SOLD THE INTEREST IN YOUR PREMIUM LOAN TO A THIRD PARTY WHO HAS OBTAINED A CORPORATE LOAN. WE ARE REQUIRED TO NOTIFY YOU OF THAT FACT. IT IS VERY IMPORTANT FOR YOU TO REALIZE THAT:

         1. FEDERATED PREMIUM FINANCE, INC. WILL CONTINUE TO SERVICE YOUR PREMIUM LOAN ON BEHALF ON THE FINANCE COMPANY (AS DEFINED BELOW) AND THE TRUSTEE (AS DEFINED BELOW).

         2. THIS NOTICE DOES NOT AFFECT YOUR INSURANCE COVERAGE IN ANY WAY.

         3. YOU SHOULD CONTINUE MAKING YOUR MONTHLY PAYMENTS IN THE SAME AMOUNTS, USING YOUR CURRENT COUPONS, AND MAILING THEM TO THE SAME ADDRESS YOU HAVE USED IN THE PAST.

         4. THE TERMS OF YOUR PREMIUM FINANCE AGREEMENT DO NOT CHANGE IN ANY WAY AS A RESULT OF THIS NOTICE.

         You are hereby notified that Federated Premium Finance, Inc. ("Federated") has sold the entire interest in the above-referenced premium finance agreement (the "Loan") and all of its rights and interests under the corresponding insurance policy (the "Policy") and payments of any kind made under the Policy to FPF, Inc. (the "Finance Company"), and that concurrently with such sale, the Finance Company has pledged the Loan and such rights and interests of Federated in the Policy and payments of any kind made under the Policy to Norwest Bank Colorado, N.A., as trustee (the "Trustee"), as security for a loan. Please continue to direct all payments to: Federated Premium Finance, Inc. 735 E. Oakland Park Blvd., Oakland Park, Florida 33334. Any inquiries regarding this notice may be made in writing to: Flatiron Credit Company, Inc., P.O. Box 46166, Denver, Colorado 80202.

Federated Premium Finance, Inc.
Mr. Ted Lawson, President

--------------------------------------------------------------------------------
                    THIS IS A NOTICE ONLY, FOR INFORMATIONAL
             PURPOSES ONLY. DO NOT MAKE ANY CHANGES TO YOUR PAYMENT
                           PROCESS OR PAYMENT AMOUNTS.
--------------------------------------------------------------------------------

                                    EXHIBIT F

                         REPRESENTATIONS AND WARRANTIES

         Section 1. GENERAL REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR WITH RESPECT TO SECTION 3.01(A) OF THE SALE AND ASSIGNMENT AGREEMENT.

                  (a) ORGANIZATION, ETC. The Originator is duly organized and is validly existing as a corporation in good standing under the laws of the state of its organization with full power and authority to execute and deliver, to the extent that the Originator is a party thereto, the Borrowing Documents and to perform the terms and provisions thereof.

                  (b) DUE QUALIFICATION. The Originator is duly qualified to do business as a foreign business entity in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications (except those jurisdictions in which failure to be so qualified would not have an adverse effect on the business or operations of the Originator or any Conveyed Property), and has complied with all federal, state and local laws and regulations in connection with the origination of the Premium Receivables and the Sale thereof under the Sale and Assignment Agreement.

                  (c) DUE AUTHORIZATION. The execution, delivery and performance by the Originator of the Borrowing Documents to which it is a party have been duly authorized by all necessary action of the Originator, do not and will not conflict with any provision of its constituent documents, and do not and will not conflict with or result in a breach which would constitute (with or without notice or lapse of time) a default under any agreement binding upon or applicable to it or its property, and to its actual knowledge with reasonable inquiry do not require any approval or consent of any governmental agency or authority and do not conflict with any law or governmental regulation or court decree applicable to it or its property.

                  (d) NO LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending, or threatened, against the Originator or its properties or, to the extent that the Originator is a party thereto, with respect to the Borrowing Documents, which, if adversely determined could, in the reasonable opinion of the Originator, have an adverse effect on the transactions contemplated by the Borrowing Documents or on the Originator's ability to perform any of its obligations thereunder.

                  (e) ENFORCEABILITY. The Borrowing Documents to which the Originator is a party constitute valid, legal and binding obligations of the Originator, enforceable against the Originator in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditor's rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

         Section 2. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR WITH RESPECT TO SECTION 3.01(A) OF THE SALE AND ASSIGNMENT AGREEMENT.

                  (a) POWER AND AUTHORITY. The Originator, without further consent, approval or authorization, has the power and authority to execute and deliver the Borrowing Documents to which it is a party and to carry out their respective terms; the Originator has full power and authority to Sell the Conveyed Property and other property from time to time Sold to FPF under the Sale and Assignment Agreement; and there are no injunctions, writs, restraining orders or any other order of any nature which adversely affects the Originator's performance of the Borrowing Documents, any other related agreement to which the Originator is a party or any transactions contemplated thereby.

                  (b) NO VIOLATION. The consummation of the transactions contemplated by the Borrowing Documents to which the Originator is a party and the fulfillment of the terms thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Originator, or any indenture, agreement or other instrument to which the Originator is a party or by which it or its properties is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Sale and Assignment Agreement); nor to the actual knowledge of Originator with reasonable inquiry, violate any applicable laws, rules, regulations or orders regarding the conduct of the Originator's business or the ownership of its properties; nor to the actual knowledge of Originator with reasonable inquiry, violate any law or any order, rule or regulation applicable to the Originator of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Originator or its properties except, in each case, for such violations, conflicts, breaches, Liens and defaults which could not, in the reasonable judgment of the Originator, have an adverse effect on the condition (financial or otherwise) of the Originator, any Conveyed Property or the Originator's obligations under the Borrowing Documents to which it is a party.

                  (c) ABILITY TO PERFORM. There has been no impairment in the ability of Originator to perform its obligations under the Borrowing Documents to which it is a party.

                  (d) NO MATERIAL LIABILITIES. The Originator does not have material liabilities or obligations other than those previously disclosed in writing to FPF.

                  (e) NO MATERIAL MISSTATEMENTS OR OMISSIONS. No information, certificate of an officer or statement furnished in writing or report delivered to FPF or the Lender by the Originator contains any untrue statement of a material fact or omits a material fact necessary to make such information, certificate, statement or report not misleading. There is no fact peculiar to the Originator or any Affiliate of the Originator or, to its actual knowledge after reasonable inquiry, any Premium Receivable or Obligor, which it has not disclosed to FPF in writing which could materially adversely affect the Originator's ability to perform the transactions contemplated by the Borrowing Documents to which the Originator is a party.

                  (f) NO UNPAID TAXES. All tax returns required to be filed by the Originator in any jurisdiction have in fact been filed, and all taxes, assessments, fees, claims and other governmental charges upon it or any subsidiary or upon any of their respective properties, income or franchises (including, without limitation, any taxes required to be paid by the Originator relating to all payroll, FICA, unemployment and other taxes, assessments, fees, claims and other charges relating to the employees of the Originator), shown to be due and payable on such returns have been paid; provided, that the Originator shall not be required to pay or discharge any such tax, assessment, fee, claim or other charge which is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP. To the best of the Originator's knowledge, all such tax returns were true and correct and neither it nor any subsidiary knows of any contemplated or proposed additional tax assessment against it in any material amount or of any basis therefor.

                  (g) ADEQUATE PROVISIONS FOR TAXES. The provisions for taxes on the Originator's books are in accordance with GAAP.

                  (h) ERISA. No contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien under Section 302(f) of ERISA and no notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated under Section 4041(e) of ERISA, nor has the PBGC instituted proceedings to terminate, or appoint a trustee to administer, a Pension Plan, and no event has occurred or condition exists which might constitute grounds under
         Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

                  (i) SOLVENCY. The fair salable value of the assets on a going concern basis of the Originator and its subsidiaries, on an undivided and a consolidated basis, as of the time of, and after giving effect to, each Sale of the Premium Receivables under the Sale and Assignment Agreement, is in excess of the total amount of their respective liabilities. With respect to the Closing Date and any Acquisition Date, as the case may be, at the close of the immediately preceding fiscal quarter of the Originator, the Originator had a positive net worth.

                  (j) PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Originator is, and for a period of not less than four months preceding the Closing Date has been, the notice address in the opening paragraph of the Sale and Assignment Agreement.

                  (k) LEGAL NAMES. "Federated Premium Finance, Inc." is the only legal name under which the Originator currently is operating its business. The Originator has not changed its name in the last six (6) years (or such shorter period of time during which the Originator was in existence) and does not have any other trade names, fictitious names, assumed names or "doing business as" names.

                  (l) VALID BUSINESS REASONS; NO FRAUDULENT TRANSFERS. The transactions contemplated by the Sale and Assignment Agreement are in the ordinary course of the Originator's business and the Originator has valid business reasons for selling the related Conveyed Property rather than obtaining a secured loan with the Conveyed Property as collateral. At the time of each Sale: (i) the Originator Sold the related Conveyed Property to FPF without any intent to hinder, delay, or defraud any current or future creditor of the Originator; (ii) the Originator was not insolvent or did not become insolvent as a result of any Sale;
         (iii) the Originator was not engaged and was not about to engage in any business or transaction for which any property remaining with the Originator would constitute unreasonably small capital or for which the remaining assets of the Originator are unreasonably small in relation to the business of the Originator or the transaction; (iv) the Originator did not intend to incur, and did not believe or reasonably should not have believed, that it would incur, debts beyond its ability to pay as they become due; and (v) the consideration paid by FPF to the Originator for the related Conveyed Property was equivalent to the fair market value of such related Conveyed Property.

                  (m) FINANCIAL STATEMENT DISCLOSURE. The Originator has been advised that from and after the date of each Sale, the financial statements of the Originator will disclose that, under GAAP, on each respective Sale the Originator Sold ownership of the Premium Receivables.

                  (n) OTHER AGREEMENTS. The Originator is not a party to any indenture, loan or credit agreement, lease or other instrument or agreement which is likely to have a material adverse effect on the business, properties, assets, operations or operation, financial or otherwise, of the Originator or the ability of the Originator to perform its obligations under any Borrowing Document to which it is a party.

                  (o) NO MATERIAL ADVERSE CHANGE. No material adverse change has occurred in the business, properties, operating results, prospects, assets, Premium Receivables Portfolio, operations or condition, financial or otherwise, of the Originator from the Closing Date or the immediately preceding Acquisition Date, as the case may be.

                  (p) INTENT. The Sale and Assignment Agreement and all related documents describe each transfer of the Premium Receivables by the Originator to FPF as a Sale and evidence the clear intention by the Originator to effectuate a Sale of such Premium Receivables.

                  (q) CONSIDERATION. The consideration received by the Originator for the Premium Receivables is or will be paid in full to the Originator immediately upon each Sale of the Premium Receivables to FPF, and no provision exists whereby the consideration will be modified after the date of such Sale.

                  (r) CONTROL. After each Sale, the Originator will have relinquished all powers and rights with respect to the Premium Receivables, other than the Servicer's powers and rights as Servicer under the Premium Receivables Servicing Agreement.

                  (s) RECOURSE. Neither FPF nor any other Person has any recourse or right of chargeback to the Originator with respect to the Premium Receivables, other than the repurchase obligation described in paragraph (v) below.

                  (t) REPURCHASES. The Originator has no obligation to repurchase any Premium Receivables except to repurchase a Premium Receivable in the event of a breach of its representations and warranties with respect thereto in the Sale and Assignment Agreement. The representations and warranties of the Originator in the Sale and Assignment Agreement describe the authority of the Originator to sell the Premium Receivables and the characteristics of the Premium Receivables, including those pertaining to the origination and performance of the Premium Receivables before the Sale. They do not include any representation or warranty of collectibility or future performance of the Premium Receivables.

                  (u) SERVICING FEE. The Originator, as Servicer, will act as a servicer of the Premium Receivables under the Premium Receivable Servicing Agreement. Any servicing fee payable to the Servicer will not exceed the normal and customary servicing fee that an unaffiliated third Person would normally expect to receive in connection with servicing premium finance receivables having characteristics similar to the Premium Receivables.

                  (v) SERVICING ARRANGEMENTS. The servicing arrangements among FPF, Flatiron, the Lender and the Servicer are of the type of arrangements standard in the premium finance receivables industry between unaffiliated Persons and do not give the Servicer greater rights, or impose greater obligations or liabilities, with respect to, or any greater interest in, Premium Receivables than those enjoyed by servicers of similar receivables under servicing arrangements negotiated at arm's length between unaffiliated Persons.

         Section 3. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO SECTION 3.01(B)(I) OF THE SALE AND ASSIGNMENT AGREEMENT.

                  (a) PREMIUM RECEIVABLES. Each Premium Receivable Sold and purchased under the Sale and Assignment Agreement, and on any other date of determination, in order to be an Eligible Premium Receivable shall have all of the following characteristics as of the Closing Date or any Acquisition Date on which such Premium Receivables are Sold and purchased under the Sale and Assignment Agreement, or on any other date of determination as the case may be:

                           (i) Each Premium Receivable represents the genuine,
                  legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable by the holder thereof in accordance with its terms.

                           (ii) Each Premium Receivable has been fully and
                  effectively Sold by the Originator to FPF pursuant to the Sale and Assignment Agreement and (A) vests in FPF a valid, perfected, subsisting and enforceable ownership interest in favor of FPF in such Premium Receivable and (B) in the event that, notwithstanding the Originator's and FPF's contrary intention, a court with appropriate jurisdiction over the matter determines that such transfer is not a Sale, vests in FPF a valid, perfected, subsisting and enforceable first priority security interest in favor of FPF in such Premium Receivable.

                           (iii) Each Premium Finance Agreement contains
                  customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate to enforce the Realization Provisions (and the Lender shall be entitled to enforce all such rights under the Premium Finance Agreement) and no Premium Receivable is subject to any proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Originator or its properties: (A) asserting the invalidity of such Premium Receivable; (B) seeking to prevent the enforcement of such Premium Receivable; or (C) seeking any determination or ruling that may adversely affect the payment on or enforceability of such Premium Receivable.

                           (iv) Each Premium Receivable was originated in a
                  state where the Originator is licensed (if required to be licensed) to do business as an insurance premium finance company, and the Originator is acting in accordance with, and each Premium Receivable does not (and did not at the time of origination) contravene, any federal, state or local laws, rules or regulations applicable thereto or contract between the Originator and FPF applicable thereto, and no party to any such contract is in contravention of any such law, rule or regulation.

                           (v) Each Premium Receivable was originated in the
                  United States of America by the Originator or purchased by the Originator from another premium finance company in the ordinary course of the Originator's business of financing insurance premiums written through independent insurance agents and brokers or

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

                  insurance companies directly, in either case, through the application of and consistent with the Originator's standard procedures in a fashion not less stringent taken as a whole than those other Premium Receivables owned by the Originator, and are in conformity with the Originator's underwriting standards.

                           (vi) Each Premium Receivable is payable in U.S.
                  Dollars.

                           (vii) Each Premium Receivable is evidenced by only
                  one written contract, in the form of a Premium Finance Agreement, properly completed and executed without variations, which Premium Finance Agreement has been or will be delivered to the Lender or its agent, with notation of the Sale and subsequent Grant thereof, on or before the Closing Date or Acquisition Date, as the case may be.

                           (viii) Each Premium Receivable provides, according to
                  its original or modified terms, that the amount payable thereunder will be paid in level payments that fully amortize such Premium Receivable by its stated term and which amount will be due in a maximum of ten consecutive equal monthly payments (if financing an annual policy), and a maximum of four consecutive equal monthly payments (if financing a six-month policy) with the first payment due not later than 34 days following the inception date of the related insurance policy.

                           (ix) No Premium Receivable is payable by an Obligor
                  which is the United States or any agency or state thereof or which Obligor is located (within the meaning of the UCC as enacted in the state of origination) in any jurisdiction outside of the United States of America.

                           (x) No Premium Receivable has terms which have been
                  extended or modified other than through Endorsement Additions, the originals of which have been included in the Loan Documents delivered to the Lender or its agent.

                           (xi) No Premium Receivable or related Premium Finance
                  Agreement has been satisfied, cancelled, is more than 45 days past due or is subject to a right of rescission, setoff, counterclaim, subordination, recoupment or defense which has been asserted or threatened with respect to such Premium Receivable, nor have the Realization Provisions securing such Premium Receivable been released from the Lien granted by the Obligor.

                           (xii) No Premium Receivable has any Liens or claims
                  which have been filed or claimed that would be Liens prior to, or equal or subordinate with, the Realization Provisions granted by the Obligor pursuant to such Premium Receivable.

                           (xiii) No Premium Receivable is a Defaulted Premium
                  Receivable.

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

                           (xiv) Except with respect to assignments or pledges
                  of security interests to lenders with respect to financing obtained by the Originator, which interests has been released prior to the Sale of the Premium Receivables to FPF, no Premium Receivable has been Sold or pledged by the Originator to any Person other than FPF; immediately prior to the Sale contemplated by the Sale and Assignment Agreement, the Originator had good title to such Premium Receivable free and clear of all Liens and, immediately upon the Sale of the Premium Receivables contemplated by the Sale and Assignment Agreement, FPF will have good title to the Premium Receivables, free and clear of all Liens.

                           (xv) As of the Closing Date or the Acquisition Date,
                  as the case may be, the Obligor with respect to each Premium Receivable is not subject to any bankruptcy or insolvency proceeding.

                           (xvi) Each Premium Receivable relates to an insurance
                  policy issued by an Eligible Insurance Company and as evidenced by a policy number, or in the absence of a policy, number, a binder number.

                           (xvii) No Premium Receivable relates to an insurance
                  policy which is deemed fully earned in the case of a claim.

                           (xviii) Each Premium Receivable is evidenced by proof
                  of payment to the insurance agent or the Issuing Insurance Company equal to an amount not less than the original principal amount of such Premium Receivable and any amount remaining due on the related insurance policy to the applicable insurance agent or Issuing Insurance Company has been paid in full by, or on behalf of, the related Obligor.

                           (xix) No Premium Receivable has been originated in,
                  nor is subject to the laws of, any jurisdiction under which the Sale of such Premium Receivable would be unlawful, void or voidable.

                  (b) SCHEDULE OF PREMIUM RECEIVABLES. The information set forth in each Schedule of Premium Receivables is true and correct in all material respects as of the opening of business on the Closing Date or Acquisition Date, as the case may be, and no selection procedures believed to be adverse to FPF or the Lender have been utilized in selecting the Premium Receivables for inclusion therein.

                  (c) TITLE. It is the intention of the Originator that the Sale from the Originator to FPF contemplated by the Sale and Assignment Agreement constitutes a true Sale of the Conveyed Property to FPF and that the Conveyed Property not be part of the Originator's property for any purpose under state or federal law. The Sale and Assignment Agreement constitutes a valid Sale to FPF of all of the Originator's right, title and interest in and to the Conveyed Property.

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

                  (d) ALL FILINGS MADE. Without in any way limiting the intention of the Originator and FPF to treat all transfers hereunder as Sales, all filings (including, without limitation, UCC filings) necessary in any jurisdiction to give FPF a first priority perfected ownership interest in the Conveyed Property have been made not later than the Closing Date and the respective Acquisition Date, as the case may be, and copies of the filed stamped financing statements shall be delivered to FPF within five Business Days of receipt by the Originator or its agent from the appropriate secretary of state but not later than 30 days after the Closing Date or the Acquisition Date, as the case may be.

                  (e) SALES NOT SUBJECT TO BULK TRANSFER ACT. Each Sale of Conveyed Property by the Originator pursuant to the Sale and Assignment Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                  (f) INTENTIONALLY LEFT BLANK

                  (g) FAIR CONSIDERATION. The consideration to be received by the Originator in exchange for each Sale of Conveyed Property (including the right to receive all payments due or to become due thereunder) is fair consideration having value equivalent to or in excess of the value of the assets being Sold by it.

         Section 4. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR WITH RESPECT TO SECTION 3.01(B)(II) OF THE SALE AND ASSIGNMENT AGREEMENT. The Originator makes each of the representations and warranties with respect to the Premium Receivables specified in Sections 3(b), 3(c), 3(d), 3(e), 3(f) and 3(g) of this Exhibit F.

         Section 5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Without limitation of Section 3.01(c) of the Sale and Assignment Agreement, the representations and warranties set forth in this Exhibit F shall survive the date of the respective Borrowing Documents. Upon discovery by the Originator or FPF of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to the Borrowing Documents; provided, however, that failure to give such notice shall not affect the rights of such other parties with respect to such breach.

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